                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a.11(c) or Section 240.14a-12

                          GOLDEN QUEEN MINING CO., LTD.
                  (Name of Registrant as Specified in Charter)

                                       N/A
                                       ---
      (Name of Persons Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

                                       N/A
                                       ---

(2) Aggregate number of securities to which transaction applies:

                                       N/A
                                       ---

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
                                       ---

(4) Proposed maximum aggregate value of transaction:

                                       N/A
                                       ---

(5) Total fee paid:

                                       N/A
                                       ---

/ / Fee paid previously with preliminary materials
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

                                       N/A
                                       ---

(2) Form, Schedule or Registration Statement No.:

                                       N/A
                                       ---

(3) Filing Party:

                                       N/A
                                       ---

(4) Date Filed:

                                       N/A
                                       ---

                            GOLDEN QUEEN MINING CO. LTD.

                NOTICE OF ANNUAL AND EXTRAORDINARY GENERAL MEETING
                              TO BE HELD ON MAY 5, 1999

To Holders of Common Shares:

The Annual and Extraordinary General Meeting (the "Meeting") of the holders of common shares of Golden Queen Mining Co. Ltd. (the "Company") will be held at the offices of Lawson Lundell Lawson & McIntosh, 1600 - 925 West Georgia Street, Vancouver, British Columbia, on Wednesday, May 5, 1999 at 10:30 a.m., Vancouver time, for the following purposes:

1. To receive the report of the directors, the audited consolidated financial statements of the Company for the year ended December 31, 1998 and the report of the auditors thereon;

2. To elect directors for the ensuing year;

3. To appoint auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;

4. To consider and, if thought fit, approve a private placement involving the issuance and sale of an aggregate of 13,250,000 special warrants, each exercisable for one common share of the Company, and the issuance of warrants to purchase up to 463,750 common shares of the Company to the agent in respect of such private placement;

5. To consider and, if thought fit, approve the issuance by the Company of up to [20,000,000] common shares on a private placement basis over the period of 12 months following the Meeting; and

6. To transact any other business that may properly come before the Meeting or any adjournment thereof.

The board of directors has fixed the close of business on March 30, 1999 as the record date for determining holders of common shares who are entitled to vote at the Meeting.

The report of the directors, the audited consolidated financial statements of the Company for the year ended December 31, 1998 and the report of the auditors thereon are contained in the Annual Report dated December 31, 1998 accompanying this Notice of Annual and Extraordinary General Meeting.

Holders of common shares who are unable to be present at the Meeting are requested to date, execute and return the accompanying form of proxy to Montreal Trust Company of Canada, 510 Burrard Street, Vancouver, British Columbia, Canada V6C 3B9 (a self-addressed envelope is enclosed) or to the Company's registered and records office at 1600 - 925 West Georgia Street, Vancouver, British Columbia, Canada V6C 3L2, in either case prior to 10:30 a.m., Vancouver time, on Monday, May 3, 1999.

DATED at Spokane, Washington, this    day of April, 1999.

BY ORDER OF THE BOARD OF DIRECTORS,



Bernard F. Goodson
Vice-President - Administration and Controller

                           GOLDEN QUEEN MINING CO. LTD.

-------------------------------------------------------------------------------
                    PROXY STATEMENT AND INFORMATION CIRCULAR
-------------------------------------------------------------------------------

                            Dated as of April   , 1999

     IN THIS PROXY STATEMENT AND INFORMATION CIRCULAR, ALL REFERENCES TO "$"
                   ARE REFERENCES TO UNITED STATES DOLLARS AND
           ALL REFERENCES TO "C$" ARE REFERENCES TO CANADIAN DOLLARS.


                            GENERAL PROXY INFORMATION

SOLICITATION OF PROXIES

THIS PROXY STATEMENT AND INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF GOLDEN QUEEN MINING CO. LTD. (THE "COMPANY") FOR USE AT THE ANNUAL AND EXTRAORDINARY GENERAL MEETING (THE "MEETING") OF HOLDERS OF COMMON SHARES OF THE COMPANY TO BE HELD ON WEDNESDAY, MAY 5, 1999 AT THE TIME AND PLACE AND FOR THE PURPOSES SET OUT IN THE ACCOMPANYING NOTICE OF ANNUAL AND EXTRAORDINARY GENERAL MEETING. This Proxy Statement and Information Circular and the accompanying Notice of Annual and Extraordinary General Meeting and form of proxy are expected to be mailed to shareholders of the Company on or about April [ ], 1999.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company's directors, officers and regular employees, who will not receive additional compensation therefor. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information
Circular, is estimated to be $   .

VOTING BY PROXIES

The form of proxy accompanying this Proxy Statement and Information Circular confers discretionary authority upon the proxy nominee with respect to any amendments or variations to matters identified in the Notice of Annual and Extraordinary General Meeting and any other matters which may properly come before the Meeting. As at the date of this Proxy Statement and Information Circular, management is not aware of any such amendments or variations, or any other matters to be presented for action at the Meeting.

If the instructions in a proxy given to management are certain, the shares represented by proxy will be voted or withheld from voting in accordance with the instructions of the shareholder as specified in the proxy with respect to the matter to be acted on. IF A CHOICE IS NOT SO SPECIFIED WITH RESPECT TO ANY SUCH MATTER, THE SHARES REPRESENTED BY A PROXY GIVEN TO MANAGEMENT ARE INTENDED TO BE VOTED IN FAVOUR OF THE MATTERS REFERRED TO IN THE FORM OF PROXY ACCOMPANYING THIS PROXY STATEMENT AND INFORMATION CIRCULAR. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE FORM OF PROXY AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME IN FULL OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY AND STRIKING OUT THE NAMES NOW DESIGNATED.

REVOCABILITY OF PROXIES

In addition to revocation in any other manner provided by law, a shareholder executing the enclosed form of proxy has the power to revoke it by instrument in writing executed by the shareholder or his attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation. The instrument of revocation must be delivered to the registered and records office of the Company, at the address specified in the Notice of Annual and Extraordinary General Meeting, at any time up to and including the last business day preceding the date of the Meeting or any adjournment thereof, or to the chairman of the Meeting on the day (but prior to the commencement) of the Meeting or any adjournment thereof.

VOTING SECURITIES AND CERTAIN OWNERS AND MANAGEMENT

As at March 30, 1999, there were [34,796,641] outstanding common shares of the Company ("Common Shares"), each of which carries the right to one vote at meetings of the shareholders of the Company. Holders of the outstanding Common Shares whose names are entered on the register of shareholders of the Company at the close of business on March 30, 1999, the record date, will be entitled to attend in person or appoint a proxy nominee to attend the Meeting and such persons will be entitled to vote on a show of hands and, on a poll, will be entitled to one vote for each of the Common Shares held on that date.

Pursuant to the British Columbia Company Act (the "Company Act") and the Company's Articles, the affirmative vote of a majority of the votes cast by the holders of Common Shares represented in person or by proxy at the Meeting is required for the election of directors and the approval of all other matters presented for action at the Meeting. Pursuant to the requirements of The Toronto Stock Exchange (the "TSE"), the affirmative vote of a majority of the votes cast by certain "disinterested" shareholders represented in person or by proxy at the Meeting is required to approve the private placement of the special warrants and broker warrants described under the heading "Item 3. Approval of Private Placement of Special Warrants and Broker Warrants".

Abstentions and broker non-votes will be treated as present for purposes of obtaining a quorum with respect to all matters to be considered at the Meeting, but will not be counted for or against any of the proposals to be voted upon at the Meeting.

The following table sets out, as at March 30, 1999, the names of, and number of Common Shares beneficially owned by, or over which control or direction is exercised by, persons known to the Company to own, or exercise control or direction over, more than five percent of the outstanding Common Shares; the names of, and number of shares beneficially owned by, or over which control or direction is exercised by, each director and officer of the Company; and the number of shares beneficially owned by, or over which control or direction is exercised by, all directors and officers as a group. At such date, an aggregate of [37,066,641] Common Shares were outstanding or deemed to be outstanding pursuant to presently exercisable options, warrants and conversion rights.


                                                   AMOUNT AND NATURE OF OWNERSHIP
                                                       (ALL DIRECT BENEFICIAL
                                                          OWNERSHIP UNLESS
NAME OF OWNER                                                 OTHERWISE NOTED)            PERCENT OF CLASS
-------------                                      ------------------------------         ----------------
Steven W. Banning (1), (2)                                   1,062,000                        2.87%
Bernard F. Goodson (3)                                         100,000                        0.27%
Richard W. Graeme (4)                                          200,000                        0.54%
Gordon C. Gutrath (1), (5)                                     220,000                        0.59%


                                                   AMOUNT AND NATURE OF OWNERSHIP
                                                       (ALL DIRECT BENEFICIAL
                                                          OWNERSHIP UNLESS
NAME OF OWNER                                                 OTHERWISE NOTED)            PERCENT OF CLASS
-------------                                      ------------------------------         ----------------
Jerrold W. Schramm (1), (6)                                    115,000                        0.31%
Chester Shynkaryk (1), (7)                                     414,508                        1.12%
Edward G. Thompson (1), (8)                                    213,300                        0.57%
----------------------------------------------------------------------------------------------------------
All  directors  and  executive  officers  as  a              2,324,808                        6.27%
group (seven persons) (9)
----------------------------------------------------------------------------------------------------------
Harris Clay(10)                                              2,974,939                        8.03%
Landon T. Clay(11)                                           3,279,122                        8.85%
Goodman & Company(12)                                        5,621,800                        15.17%


(1)  Currently a director of the Company.
(2)  Includes presently exercisable options to purchase 1,000,000 Common Shares.
(3)  Includes presently exercisable options to purchase 100,000 Common Shares.
(4)  Includes presently exercisable options to purchase 200,000 Common Shares.
(5)  Includes presently exercisable options to purchase 115,000 Common Shares.
(6)  Includes presently exercisable options to purchase 115,000 Common Shares.
(7)  Includes presently exercisable options to purchase 200,000 Common Shares.
(8)  Includes presently exercisable options to purchase 155,000 Common Shares.
(9)  See notes 2 through 8 above.
(10) Consists of: 1,599,472 shares held directly by Mr. Harris Clay; 577,250 shares held by Arctic Coast Petroleum Ltd., with which Mr. Clay is affiliated for the purposes of disclosure required by United States securities laws; and 798,217 shares held by the estate of an individual of which Mr. Clay is the executor.
(11) Consists of: 2,671,095 shares held directly by Mr. Landon Clay; 4,663 shares held by the LTC Corp. Profit Sharing and Retirement Plan, of which Mr. Clay is a trustee; 26,114 shares held by LTC Corp., with which Mr. Clay is affiliated; 577,250 shares held by Arctic Coast Petroleum Ltd., with which Mr. Clay is affiliated for the purposes of disclosure required by United States securities laws. In addition, Mr. Clay is related to three charitable trusts, The Landon T. Clay Charitable Lead Trust Dated 11/30/83, The Landon T. Clay Charitable Lead Trust II and The Monadnock Charitable Lead Annuity Trust, which hold in aggregate 6,439,842 shares. As Mr. Clay has no beneficial interest in and does not, directly or indirectly, exercise control or direction over either of the trusts, he expressly disclaims any interest therein.

(12) Goodman & Company is a Canadian investment dealer. The shares noted in the table are held by various funds that are managed by Goodman & Company.


                          ITEM 1. ELECTION OF DIRECTORS

Each of the persons whose name appears in the table below is proposed by the management of the Company to be nominated for election as a director of the Company to serve until the next Annual General Meeting of the shareholders or until he sooner ceases to hold office. Pursuant to the Company Act, a majority of the directors of the Company must be ordinarily resident in Canada and at least one director must be ordinarily resident in British Columbia.

The following information concerning the respective nominees has been furnished by them.

                                                                                                            DIRECTOR
NAME, POSITION AND RESIDENCE              AGE                 BUSINESS EXPERIENCE                            SINCE
----------------------------              ---                 -------------------                            -----

STEVEN W. BANNING(1)                       47   Mr. Banning has been the President and Chief                 December 1995
President, Chief Executive Officer              Executive Officer of the Company sincer 1995.
and Director                                    From 1986 through 1995, he was employed by
Greenacres, Washington                          Pegasus Gold Inc., last serving as its Vice
                                                President, Operations. Mr. Banning graduated
                                                from Montana College of Mineral Science &
                                                Technology in 1974 with a degree in mineral
                                                dressing engineering.

GORDON C. GUTRATH(1)                       61   Since November of 1995, Mr. Gutrath has also                 August 1987
Director                                        served as the Chairman of Queenstake Resources Ltd.,
Vancouver, British Columbia                     which he founded in 1977. Previously, he served as
                                                its President from 1977 until November 1995.
                                                Mr. Gutrath is a professional geologist and a
                                                registered professional engineer in British Columbia.
                                                He graduated from the University of British Columbia
                                                in 1960 with a degree in geology.

JERROLD W. SCHRAMM(2)                      38   Mr. Schramm is partner in the law firm of Lawson             February 1996
Director                                        Lundell Lawson & McIntosh, a position he has held
North Vancouver, British Columbia               since February 1994. He was an associate with the
                                                firm from August 1987 to January 1994. He
                                                obtained an undergraduate degree in commerce
                                                from the University of British Columbia in
                                                1983 and a law degree from the University
                                                of Toronto in 1986.

CHESTER SHYNKARYK(2)                       54   Mr. Shynkaryk served as the President of the                 November 1985
Director                                        Company from 1985 to 1995. Since 1996, he has
Richmond, British Columbia                      also served as the President of Visionary
                                                Mining Corporation, a mineral
                                                exploration company.

EDWARD G. THOMPSON(1), (2)                 62   Mr. Thompson was elected Chairnman of the board              November 1994
Director                                        of directors of the Company on January 29,
Toronto, Ontario                                1997. Since 1990, he has also served as the
                                                President of E. G. Thompson Mining Consultants
                                                Inc., which he owns. Mr. Thompson graduated
                                                from the University of Toronto in 1959 with a
                                                degree in mining geology and in 1960 earned a
                                                degree in economic geology.


(1) Member of Audit Committee.
(2) Member of Compensation Committee.

An advance notice of meeting inviting nominations for election as directors, as required by section 111 of the Company Act, was published in The Vancouver Sun newspaper on March 12, 1999. Copies of such advance notice of meeting have been delivered to certain regulatory authorities as required by the regulations under the Company Act.


                         ITEM 2. APPOINTMENT OF AUDITORS

BDO Dunwoody were appointed the auditors of the Company on November 13, 1996 and presently serve in such capacity. At the Meeting, management of the Company will propose the reappointment of BDO Dunwoody as auditors of the Company to hold office until the next annual general meeting of shareholders of the Company and will also propose that the directors be authorized to fix the remuneration to be paid to the auditors.


                    ITEM 3. APPROVAL OF PRIVATE PLACEMENT OF
                SPECIAL WARRANTS AND ISSUANCE OF BROKER WARRANTS

PRIVATE PLACEMENT OF SPECIAL WARRANTS

On March 15, 1999, the Company completed a private placement of an aggregate of 13,250,000 special warrants at a price of C$0.40 per special warrant for aggregate proceeds of C$5,300,000, subject to the receipt of the shareholder approval being sought at the Meeting. Each special warrant will entitle its holder to receive, upon exercise and without any additional payment, one Common Share, provided that if receipts for a final prospectus qualifying the distribution of the Common Shares issuable upon the exercise of the special warrants have not been issued by the relevant securities regulatory authorities by July 13, 1999, each special warrant will be exchangeable, at the option of the holder, for 1.1 Common Shares. The number of Common Shares issuable upon the exercise of each special warrant will also be subject to customary "anti-dilution" provisions, as provided for in the special warrant indenture governing the issuance of the special warrants.

The TSE has approved the private placement, subject to shareholder approval as described below and the fulfilment of other customary conditions.

The following table sets out the purchasers of the special warrants, the number of special warrants purchased and the total purchase price:


                                   NUMBER OF SPECIAL
NAME OF PURCHASER                  WARRANTS PURCHASED       TOTAL PURCHASE PRICE
-----------------                  ------------------       --------------------
BGR Precious Metals Fund Inc.          2,800,000                C$1,120,000
Landon T. Clay                         3,350,000                C$1,340,000
Harris Clay                            3,000,000                C$1,200,000
Jonathan Chace Clay                      350,000                C$  140,000
Continental Casualty Company           3,750,000                C$1,500,000


Twenty percent of the proceeds from the issuance of the special warrants were released to the Company upon closing the private placement and the remaining proceeds are presently held in escrow. One-half of the escrowed funds will be released to the Company if the shareholder approval being sought at the Meeting is received and the remaining escrow funds will be released to the Company when receipts for the final prospectus have been obtained from relevant securities regulatory authorities.

Pursuant to the requirements of the TSE, the private placement requires approval by a majority of the votes cast at the Meeting, other than votes attaching to shares beneficially owned by Landon T. Clay, Harris Clay, Jonathan Chace Clay, BGR Precious Metals Fund Inc. ("BGR"), Continental Casualty Company ("Continental") or Dundee Securities Corporation ("Dundee"), or any of these parties' associates, affiliates or insiders (the holders of such shares not being so excluded from voting being hereinafter referred to as the "Disinterested Shareholders"). To the knowledge of management, the number of Common Shares beneficially owned by such parties, which will not be counted for the purpose of determining whether the required level of shareholder approval
has been obtained, is    .

The terms of the TSE's approval of the private placement provide that, in the event that shareholder approval is not obtained, the Company may either (i) issue a maximum of 6,550,000 special warrants to BGR and Continental and a maximum of 1,000,000 special warrants to Landon T. Clay, Harris Clay and Jonathan Chace Clay (collectively, the "Clays"); or (ii) issue to BGR and Continental up to 4,750,000 special warrants in the aggregate and 3,000,000 special warrants to the Clays. In the event that shareholder approval is not obtained, the purchasers of the special warrants have the right to require the Company to refund any or all of their original subscription amounts upon tendering their special warrant certificates to the Company.

Management of the Company believes the completion of the private placement of special warrants is in the best interests of the Company and its shareholders. The proceeds of the private placement are intended to be used to fund a drilling program to increase reserves at the Company's Soledad Mountain Project and for general corporate purposes. Given the current state of the gold equity market, the Company has no readily available alternative source of funds. In the event that the private placement is not approved by shareholders, there can be no assurance that the purchasers of the special warrants will not exercise their rights to require the Company to refund all or a significant portion of their subscription amounts. In such circumstances, given the relative unavailability of funds for junior exploration and development companies in the current gold equity market, the Company may have to place the Soledad Mountain Project on "care and maintenance" status by [the end of 1999].

ISSUE OF BROKER WARRANTS

At the completion of the private placement of the special warrants, the Company paid Dundee a cash fee of C$185,500 for its services as agent in connection with such private placement.

In addition, the Company has agreed to issue to Dundee "broker warrants" which will entitle Dundee to purchase an aggregate of up to 463,750 Common Shares for a period of two years following the closing of the private placement at a price of C$0.60 per Common Share. The number of Common Shares issuable upon exercise of the broker warrants was determined as 3.5% of the number of Common Shares issuable upon exercise of the special warrants.

Under the terms of the TSE's approval of the issue of the broker warrants to Dundee, shareholder approval on the same terms as described above is required for the number of broker warrants which are issuable in respect of greater than 10% of the number of special warrants elected to be purchased by Continental, with any excess broker warrants being subject to [shareholder approval and any other conditions the TSE may impose]. Given that Continental has the right to require the Company to refund any or all of its original subscription amount, the number of broker warrants to be issued to Dundee cannot be determined prior to the Meeting. Accordingly, the Company requests that Disinterested Shareholders approve the issuance by the Company to Dundee of broker warrants to purchase up to 463,750 Common Shares of the Company, or such lesser number of broker warrants in respect of which shareholder approval is required by the TSE.

The Company has agreed with Dundee that it will not [complete any sale of special warrants to purchasers if it has not received shareholder approval for the issuance to Dundee of the broker warrants in respect of such sale of special warrants].

In order that the Company may complete the private placement of the special warrants and the issue to Dundee of the broker warrants, the Company requests that the Disinterested Shareholders pass ordinary resolutions in the following terms:

         "RESOLVED that the completion by the Company of a private placement of 13,250,000 special warrants, each such special warrant exercisable for one common share of the Company, all as described in the Proxy
         Statement and Information Circular of the Company dated as of April   ,
         1999, is hereby ratified, confirmed and approved."

         "RESOLVED that the issuance by the Company to Dundee Securities Corporation of "broker warrants" to purchase up to 463,750 common shares of the Company at a price of C$0.60 per share for a period of two years, all as described in the Proxy Statement and Information Circular of the Company dated as
         of April   , 1999, is hereby approved."

Such resolutions require the approval of a simple majority of the votes cast by the Disinterested Shareholders, in person or by proxy, at the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE DISINTERESTED SHAREHOLDERS VOTE IN FAVOUR OF THE RATIFICATION, CONFIRMATION AND APPROVAL OF THE PRIVATE PLACEMENT OF THE SPECIAL WARRANTS AND THE ISSUANCE OF THE BROKER WARRANTS.

                   ITEM 4. ADVANCE SHAREHOLDER APPROVAL OF THE
               ISSUANCE OF A NUMBER OF SHARES BY PRIVATE PLACEMENT
              THAT EXCEED 25% OF THE COMPANY'S ISSUED SHARE CAPITAL

Under the rules of the TSE, the aggregate number of shares of a listed company which are issued or made subject to issuance (that is, issuable under a share purchase warrant or option or other convertible security) by way of one or more private placement transactions during any particular six-month period must not exceed 25% of the number of shares outstanding (on a non-diluted basis) prior to giving effect to such transactions (the "TSE 25% Rule"), unless there has been shareholder approval of such transaction.

In the event that the private placement of the special warrants is completed, the application of the TSE 25% Rule would restrict the ability of the Company to issue any shares by way of private placement until September 16, 1999 (that is, after six months after the completion of the issue of the special warrants).

The TSE has a working practice that it will accept advance approval by shareholders in anticipation of private placements that may exceed the TSE 25% Rule, provided such private placements are completed within 12 months of the date such advance shareholder approval is given.

The Company seeks advance shareholder approval of future private placements in the manner and to the extent permitted by the TSE, in order to provide it with the flexibility to raise capital without the delays and cost inherent in obtaining shareholder approval at the time of any proposed financing. Management of the Company believe this flexibility is particularly important in light of the current state of the gold equity market.

For example, to conserve cash reserves, management of the Company may propose to certain parties to whom payments are required to be made under the property purchase agreements and leases relating to the Company's Soledad Mountain Project that they accept Common Shares in lieu of cash payments. Under such agreements, the Company is required to pay an aggregate of approximately $260,000 during the balance of 1999 and an aggregate of approximately $395,000 in 2000.

The Company may conduct one or more private placements which would result in an aggregate of up to [20,000,000] Common Shares being issued or issuable, representing an aggregate of approximately 57% of the Company's issued and outstanding Common Shares as at March 31, 1999.

Any private placement proceeded with by the Company under the advance approval being sought at the Meeting will be subject to the following additional restrictions:

(i)   it must be substantially with parties at arm's length to the Company;

(ii)  it cannot materially affect control of the Company;

(iii) it must be completed within a twelve month period following the date the advance shareholder approval is given; and

(iv) it must comply with the private placement pricing rules of the TSE which currently require that the issue price per Common Share must not be lower than the closing market price of the Common Shares on the TSE on the trading day prior to the date notice of the private placement is given to the TSE less the applicable discount as follows:


                  MARKET PRICE          MAXIMUM DISCOUNT
                  ------------          ----------------

                  $0.50 or less               25%
                  $0.51 to $2.00              20%
                  Above $2.00                 15%


       (For these purposes, a private placement of unlisted convertible securities is deemed to be a private placement of the underlying listed securities at an issue price equal to the lowest possible price at which the securities are convertible by the holders thereof).

In any event, the TSE retains the discretion to decide whether or not a particular placement is "substantially" at arm's length or will materially affect control in which case specific shareholder approval may be required.

In order that the Company may enter into the proposed private placements in the next 12 months that will result in it issuing and/or make issuable such number of its Common Shares, taking into account any shares that any be issued upon exercise of any warrants, options or other rights granted in connection with the private placements, that will exceed the TSE 25% Rule, the Company requests its shareholders to pass an ordinary resolution in the following terms:

       "RESOLVED, as an ordinary resolution, that the issuance by the Company in one or more private placements during the twelve month period commencing May 5, 1999 of such number of securities as would result in the Company issuing or making issuable up to [20,000,000] Common Shares, all as described in the Proxy Statement and Information Circular of the Company
       dated as of April   , 1999, is hereby approved."

An ordinary resolution requires the approval of a simple majority of the votes cast by those shareholders of the Company who, being entitled to do so, vote in person or by proxy at a general meeting of the Company.

In the event the resolution is not passed, the TSE will not approve any private placements that result in the issuance or possible issuance of a number of shares which exceed the TSE 25% Rule, without specific shareholder approval.

THE BOARD OF DIRECTORS BELIEVE THE PASSING OF THE PROPOSED RESOLUTION IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOUR OF SUCH RESOLUTION.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets out the annual compensation, long term compensation and all other compensation paid, during the Company's financial years ended December 31, 1998, December 31, 1997 and December 31, 1996 to: Steven W. Banning, the President and Chief Executive Officer of the Company; Richard W.

Graeme, the Vice-President--Operations of the Company; and Bernard F. Goodson, the Vice-President--Administration and Controller of the Company (collectively, the "Named Executive Officers").

----------------------------------------------------------------------------------------------------------------------
                                                                                                        LONG-TERM
                                                                 ANNUAL COMPENSATION                  COMPENSATION
                                                   -------------------------------------------------------------------
                                                                                                    SECURITIES UNDER
                                                                                                         OPTIONS
NAME AND PRINCIPAL POSITION         FINANCIAL                                       OTHER ANNUAL       GRANTED(2)
                                  YEAR ENDED(1)        SALARY          BONUS        COMPENSATION           (#)
------------------------------- ------------------ --------------- --------------- ---------------- ------------------
Steven W. Banning                Dec. 31, 1998        $220,000          --            $3,600(3)            --
President and                    Dec. 31, 1997         220,000          --             3,600(3)            --
Chief Executive Officer          Dec. 31, 1996         118,333          --             2,100(3)         190,000

Richard W. Graeme                Dec. 31, 1998        $125,000          --               --                --
Vice-President--Operations       Dec. 31, 1997         125,000          --               --                --
                                 Dec. 31, 1996          64,167          --               --                --

Bernard F. Goodson               Dec. 31, 1998         $86,000          --            $3,600(3)            --
Vice-President--                 Dec. 31, 1997          86,000          --             3,600(3)            --
Administration and Controller    Dec. 31, 1996          46,669          --             2,100(3)            --
------------------------------- ------------------ --------------- --------------- ---------------- ------------------

(1) The first two years shown in the foregoing table for each of the Named Executive Officers covers the years ended December 31, 1998 and December 31, 1997. The third year shown in the table is for the seven-month period ended December 31, 1996.
(2) Represents options to purchase Common Shares granted during the year.
(3) Represents automobile allowances paid to Mr. Banning and Mr. Goodson.
(4) On June 2, 1998, the exercise price of all options greater than C$1.00 was reduced to C$1.00. See "Table of Option Repricings".


TABLE OF AGGREGATED OPTIONS EXERCISED DURING THE FINANCIAL YEAR ENDED DECEMBER 31, 1998 AND FINANCIAL YEAR-END OPTION VALUES

The following table sets out certain information with respect to options to purchase Common Shares exercised by the Company's Named Executive Officers during the financial year ended December 31, 1998 and options held by them at the end of such year.

----------------------------------------------------------------------------------------------------------------
                                                                  UNEXERCISED OPTIONS      VALUE OF UNEXERCISED
                                                                          AT               IN-THE-MONEY OPTIONS
                            SECURITIES                             DECEMBER 31, 1998       AT DECEMBER 31, 1998
                           ACQUIRED ON       AGGREGATE VALUE              (#)                      (C$)
                             EXERCISE           REALIZED             EXERCISABLE/             EXERCISABLE/
NAME                           (#)                (C$)               UNEXERCISABLE          UNEXERCISABLE(1)
----------------------------------------------------------------------------------------------------------------
Steven W. Banning              --                  --                1,000,000/0                  --/--
----------------------------------------------------------------------------------------------------------------
Richard W. Graeme              --                  --                  200,000/0                  --/--
----------------------------------------------------------------------------------------------------------------
Bernard F. Goodson             --                  --                  100,000/0                  --/--
----------------------------------------------------------------------------------------------------------------


(1) The closing price of the Common Shares on the TSE on December 31, 1998 was C$0.52. None of these options were in-the-money at such date and, accordingly, none of such options had any value.

TABLE OF OPTION REPRICINGS

At a meeting held on January 28, 1998, the board of directors of the Company determined to reduce to C$1.00 per share the exercise price of all options held by directors, officers and employees of the Company and its subsidiary which had previously been granted with exercise prices in excess of C$1.00 per share. The repricing of the options received the requisite approval from the TSE and the Company's shareholders. The Company's directors determined that the repricing of the options was appropriate in light of current market conditions. Given recent historical low gold price levels, the directors were concerned that the outstanding options did not provide the incentive intended to be provided by such options. In particular, the directors considered that the advanced stage of the Company's Soledad Mountain Project, which has now received all required construction permits, and the Company's successful efforts in defining substantial project reserves, warranted this action to ensure that the individuals who have contributed to the Company's success to this point in its development are encouraged to remain with the Company at this critical stage while it continues its efforts to obtain project financing and commence production.

The following table sets out certain information with respect to the repricing of options to purchase Common Shares held by the Company's executive officers during the financial year ended December 31, 1998:

--------------------------------------------------------------------------------------------------------------------------

                                                                                                            LENGTH OF
                                                          MARKET PRICE OF                                    ORIGINAL
                                          SECURITIES       SECURITIES AT    EXERCISE PRICE                  OPTION TERM
                                            UNDER             TIME OF         AT TIME OF                   REMAINING AT
                                         OPTIONS/SARS       REPRICING OR     REPRICING OR    NEW EXERCISE     DATE OF
                           DATE OF       REPRICED OR         AMENDMENT        AMENDMENT          PRICE     REPRICING OR
NAME                      REPRICING      AMENDED (#)       ($/SECURITY)     ($/SECURITY)    ($/SECURITY)    AMENDMENT
--------------------------------------------------------------------------------------------------------------------------
Steven W. Banning       June 2, 1998       680,000           C$0.68           C$1.35          C$1.00         30 months
                                           130,000           C$0.68           C$1.51          C$1.00         33 months
                                           190,000           C$0.68           C$2.43          C$1.00         40 months
--------------------------------------------------------------------------------------------------------------------------
Richard W. Graeme       June 2, 1998       200,000           C$0.68           C$1.51          C$1.00         33 months
--------------------------------------------------------------------------------------------------------------------------
Bernard F. Goodson      June 2, 1998       100,000           C$0.68           C$3.00          C$1.00         36 months
--------------------------------------------------------------------------------------------------------------------------

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

During its financial year ended May 31, 1996, the Company, through its subsidiary, entered into employment agreements with Mr. Banning, Mr. Graeme and Mr. Goodson. Each of such agreements provides for the payment of salary and bonuses, the granting of certain options to purchase Common Shares and the provision of certain benefits, including those offered to employees generally.

In addition, such agreements also contain certain provisions relating to the compensation of the employee in the event of termination of employment (other than for cause). If the Company terminates an employee's employment for any reason other than for cause, the Company is required to pay the employee an amount equal to 24 months' salary in the case of each of Mr. Banning, Mr. Graeme and Mr. Goodson. The employee may terminate his employment upon six months' prior written notice to the Company.

The agreements also provide that if there is a "change in control" (as defined in the agreements) of the Company and the employee's employment is subsequently terminated (unless such termination is for cause or by the employee for other than "good reason" (as defined in the agreements)), the employee is entitled to receive a lump sum severance payment equal to two times the employee's then current annual base salary in the case of Mr. Banning, Mr. Graeme and Mr. Goodson. In addition, all benefits then provided to the employee will be continued for a period of 24 months after termination in the case of Mr. Banning, Mr. Graeme and Mr. Goodson. Any existing stock options then held by the employee will vest immediately and may be exercised by the employee at any time within three months following the date of his termination.

COMPOSITION OF THE COMPENSATION COMMITTEE

The members of the Compensation Committee during the year ended December 31, 1998 were Edward G. Thompson, Chairman, Chester Shynkaryk and Jerrold W. Schramm. Mr. Shynkaryk was President of the Company until December 1, 1995 and has served as the Secretary of the Company since such time. Mr. Schramm is a partner of the law firm of Lawson Lundell Lawson & McIntosh, the Company's counsel.

REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the board of directors is responsible for reviewing and approving the remuneration of the senior management of the Company, including the President and Chief Executive Officer, and other executive officers. The guiding philosophy of the Compensation Committee in the determination of executive compensation is ensuring that the Company is able to attract the best possible candidates for management positions, given the high level of competition for competent management in the mining industry, and to align the interests of management with those of the Company's shareholders.

The Company's executive compensation policies are designed to recognize and reward individual contribution, performance and level of responsibility and ensure that the compensation levels remain competitive with other precious metals development and mining companies. The key components of total compensation are base salary and incentives.

The Compensation Committee uses industry compensation data as a basis for determining appropriate base salary ranges for the executive officers. Within these ranges, the base salaries of the executive officers are established to reflect the individual executive's proven and expected contribution and responsibility.

Stock options are granted to executive officers to align the financial interests of management with the interests of shareholders of the Company and to encourage executive officers to focus on strategies and results that enhance shareholder value in the longer term. The number of options to purchase Common Shares granted to each individual will depend largely on his level of responsibility and contribution to the Company's performance.

The Compensation Committee considers, on an ongoing basis, the appropriateness and effectiveness of the Company's executive compensation policies, given prevailing circumstances.

Submitted by the Compensation Committee.

EDWARD G. THOMPSON (Chairman)
JERROLD W. SCHRAMM
CHESTER SHYNKARYK

                                PERFORMANCE GRAPH

The following line graph and table illustrate the annual percentage change in the cumulative total return on the Common Shares, assuming an initial investment of $100, as compared to the TSE Gold and Precious Metals Index, for the period from May 31, 1994 to December 31, 1998:

                                                          [OBJECT OMITTED]

                                            --------------------------------------------------------------------------
                                             May 31,     May 31,     May 31,    December     December      December
                                               1994        1995       1996      31, 1996     31, 1997      31, 1998
 ---------------------------------------------------------------------------------------------------------------------
 Company                                      100.0       210.0       508.3       466.7        150.0        160.0
 ---------------------------------------------------------------------------------------------------------------------
 TSE Gold and Precious Metals Index           100.0       101.3       128.8       110.3        62.3          57.8
 ---------------------------------------------------------------------------------------------------------------------



                            COMPENSATION OF DIRECTORS

The Company does not pay directors' fees. While the Company has no written policy or standard arrangements in this regard, it is currently the policy of the Company to grant options to purchase Common Shares to its directors under the Company's 1996 Stock Option Plan (the "Plan"). Generally, each director is initially granted options to purchase an aggregate of 90,000 Common Shares and such additional number of Common Shares as may be appropriate in particular circumstances given other responsibilities assumed by the director in the Company's affairs and contributions made by such director to the Company. Additional options are granted from time to time to the extent deemed appropriate.

The Plan provides for the issuance of options to purchase Common Shares to the directors, officers and employees of the Company and its subsidiaries. The Plan is administered by the Compensation Committee of the board of directors of the Company. The Plan provides that a maximum of 3,300,000 Common Shares will be reserved, set aside and made available for issuance pursuant to options granted from time to time under the Plan, provided that, under the terms of the Plan, no person is entitled to be granted options to purchase Common Shares constituting more than 5% of the number of outstanding Common Shares.

The Plan provides that the exercise price of each option granted shall not be less than the market price of the Common Shares on the TSE when the option is granted. The Plan provides that all options granted under such plan will expire not later than five years after the date of grant and, unless otherwise specifically determined at the time of the grant of any option, all options granted under the Plan expire 39 months after the date on which they are granted.

Options granted to employees of the Company and its subsidiaries under the Plan will vest, as to one-third of the number of Common Shares issuable upon the exercise of the options granted, on the date of grant and, as to an additional one-third of such number of Common Shares, on each of the next two anniversaries of such date. Options granted under the Plan to other persons vest immediately on the date of grant.

Options granted under the Plan are not transferable, other than by will or other testamentary instrument or the laws of succession. The Plan provides that where an optionee is dismissed, removed or otherwise ceases to be a director, officer or employee of the Company or its subsidiaries (other than for cause or as a result of his or her retirement or death), all unexercised options held by such person terminate on the earlier of 60 days after the optionee ceases to be a director, officer or employee of the Company or its subsidiaries or the normal expiry date of such unexercised options. Under the Plan, an optionee who retires at or after the age of 60 or after 20 years of employment by the Company or any of its subsidiaries may exercise vested options held by him or her at the date of retirement in accordance with the terms of such options as though the optionee had not retired. Options held by an optionee under the Plan at the time of his or her death will terminate on the earlier of one year after the date of death of the optionee or the normal expiry date of such options. In the event that an optionee is dismissed as a director, officer or employee of the Company or one of its subsidiaries for cause, all unexercised options held by such person immediately terminate.

The following table sets out certain information with respect to options to purchase Common Shares granted to the directors of the Company, other than the Company's Named Executive Officers, since the commencement of the Company's financial year ended December 31, 1998 and not previously disclosed in the Company's Proxy Statement and Information Circular dated as of April 27, 1998.

------------------------------------------------------------------------------------------------------------------------

                                                                    MARKET VALUE
                                        % OF TOTAL                       OF
                                         OPTIONS                     SECURITIES
                          SECURITIES    GRANTED TO                   UNDERLYING
                            UNDER       ALL EMPLOYEES    EXERCISE     OPTIONS ON
                           OPTIONS         IN THE        OR BASE     THE DATE OF
                           GRANTED       FINANCIAL        PRICE         GRANT
NAME OF DIRECTOR             (#)           YEAR        (C$/SHARE)    (C$/SHARE)      DATE OF GRANT     EXPIRATION DATE
------------------------------------------------------------------------------------------------------------------------
Chester Shynkaryk           75,000         100%           0.50          0.50      January 19, 1999    January 19, 2004
------------------------------------------------------------------------------------------------------------------------


There are no other arrangements under which directors of the Company were compensated by the Company during the year ended December 31, 1998 for their services in their capacity as directors and, without limiting the generality of the foregoing, no additional amounts are payable under any standard arrangements for committee participation or special assignments, except that the Articles of the Company provide that the directors are entitled to be paid reasonable travelling, hotel and other expenses incurred by them in the performance of their duties as directors. The Company's Articles also provide that if a director is called upon to perform any professional or other services for the Company that, in the opinion of the directors, is outside of the ordinary duties of a director, such director may be paid a remuneration to be fixed by the directors and such remuneration may be either in addition to or in substitution for any other remuneration that such director may be entitled to receive.

The aggregate direct remuneration paid or payable by the Company and its subsidiary (the financial statements of which are consolidated with those of the Company) to the directors and senior officers of the Company during the
financial year ended December 31, 1998 was $   .

Since January 1, 1998, options to purchase an aggregate of 200,000 Common Shares were granted to the directors and senior officers of the Company as a group at exercise prices ranging from C$0.50 per share to C$1.00 per share. During the same period, no options to purchase Common Shares held by directors and senior officers of the Company were exercised. During the period from January 1, 1998 to March 31, 1999, the closing price of the Common Shares on the TSE ranged from
a low of C$   per share to a high of C$   per share.


                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE
                      AND CORPORATE REIMBURSEMENT INSURANCE

The Company has purchased insurance for the benefit of the directors and officers of the Company and its subsidiary against any liability incurred by them in their capacity as directors and officers, subject to certain limitations. The premium, which currently amounts to $[45,000] annually, is paid by the Company.

The policy provides coverage, to a maximum total liability in any policy year of $4,000,000, in respect of insured losses incurred by the Company, its subsidiary and each director and officer of the Company and its subsidiary. Certain claims are subject to a deductible of $75,000 applicable with respect to all losses resulting from the same event or related events. The Articles of the Company provide that the Company will indemnify each director of the Company, and the Secretary of the Company, from and against, among other things, all costs, charges and expenses incurred by them in an action to which they are made a party by reason of being or having been a director, or the Secretary of the Company, as the case may be. The Articles also provide that the Company may indemnify, among others, directors of the Company's subsidiary and other officers of the Company and its subsidiary. Any such indemnification pursuant to the Company's Articles is subject to the limitations set out in the Company Act.


                         REPORT ON CORPORATE GOVERNANCE

During 1995, the TSE adopted a requirement that listed corporations report annually to their shareholders on their corporate governance practices and policies in relation to the guidelines (the "Guidelines") set out in the "Report of The Toronto Stock Exchange Committee on Corporate Governance" published in December 1994 and now incorporated in the TSE's listing requirements. The following is an explanation of the Company's system of corporate governance in relation to the Guidelines.

MANDATE AND RESPONSIBILITY OF THE BOARD

The board of directors of the Company (the "Board") is responsible for supervising management in carrying on the business and affairs of the Company. Directors are required to exercise their powers with reasonable prudence in the best interests of the Company. The Board has expressly confirmed its commitment to the principles set out in the Guidelines and has accepted and confirmed its responsibility for overseeing management's performance in the following particular areas as set out in the Guidelines:

-  the strategic planning process of the Company;
- identification and management of the principal risks associated with the business of the Company;
-  planning for succession of management;
- the Company's policies regarding communications with its shareholders and others;
- the establishment by the Company of, and compliance with, appropriate environmental policies; and
- the integrity of the internal controls and management information system of the Company.

In carrying out its mandate, the Board relies primarily on management to provide it with regular detailed reports on the operations of the Company and its financial position. The Board reviews and assesses these reports and other information provided to it at meetings of the full Board and its committees.
Mr. Banning is a member of the Board, giving the Board direct access to information on his areas of responsibility. Other management personnel attend Board meetings on request to provide information and answer questions.

The reports and information provided to the Board on a regular basis discuss the Company's operations with respect to the exploration and development of the Soledad Mountain Project and include such matters as the drilling program, permitting process, property acquisitions, staff additions and changes, financing and investor relations activities, expenditures and results of operations and the procedures followed to monitor and manage the risks associated with the Company's operations. At least semi-annually, management reports to the Board on its strategic and business plan, performance relative to that plan and any changes in the plan. From time to time, members of the Board may be involved with management in developing recommendations to the full Board on particular issues such as acquisitions or financings. Certain areas of the Board's responsibility are delegated to regular or special committees of the Board which report back to the full Board on their considerations.

COMPOSITION OF THE BOARD

The Guidelines recommend that a board of directors should be constituted with a majority of individuals who qualify as "unrelated directors". An unrelated director is defined as a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the corporation, other than interests and relationships arising from shareholding. Based on this definition, the Board has determined that five of the Company's six directors qualify as unrelated directors. Mr. Banning, the President and Chief Executive Officer, is a related director. Although Mr. Schramm is a partner in a law firm that provides legal services to the Company, the Board takes the view that Mr. Schramm is an unrelated director, for the purposes of the Guidelines, on the basis that such relationship could not reasonably be perceived to materially interfere with his ability to act with a view to the best interests of the Company. The Board does not have a "significant shareholder" within the meaning of the Guidelines.

The Chairman of the Board, Edward G. Thompson, is not a member of management of the Company.

COMMITTEES OF THE BOARD

The Board has had two standing committees: the Audit Committee and the Compensation Committee. These committees are comprised entirely of unrelated directors with the exception of the Audit Committee, of which the President and Chief Executive Officer is a member. The Company does not have an Executive Committee.

The Audit Committee reviews and recommends for approval by the Board the Company's annual and six-month interim financial statements and all external financial reporting. It also reviews and follows up on major findings of financial audits to ensure the Company has an effective system of internal controls. The Audit Committee has direct access to the Company's external auditors to discuss and review specific issues as appropriate.

The Compensation Committee has responsibility for matters relating to executive and director compensation and planning for the succession of management of the Company.

The Board as a whole takes responsibility for developing the Company's approach to corporate governance issues, including, among other things, the Company's response to the Guidelines. The Board as a whole assesses and will make any changes necessary to improve Board effectiveness and will consider and, if deemed advisable, establish a formal process of identifying, recruiting, appointing, re-appointing and providing ongoing development for directors.

DECISIONS REQUIRING APPROVAL OF THE BOARD

Although the Board has delegated responsibility for the day to day management of the Company to the President and Chief Executive Officer, there are certain significant decisions which require the prior approval of the Board. These include decisions with respect to major capital expenditures, the appointment of and compensation for Company officers, the adoption and amendment of incentive plans, share issues and repurchases, financing arrangements and material acquisitions and divestitures. Significant disclosure documents are also subject to Board review and approval.

RECRUITMENT OF NEW DIRECTORS AND ASSESSMENT OF BOARD PERFORMANCE

The Board recruits new directors as needed from time to time. Any appointment of a new director requires Board approval and is subject, ultimately, to approval by the shareholders of the Company at the next annual general meeting of shareholders of the Company. The Board is responsible for evaluating the effectiveness of the Board and the performance of directors.

SHAREHOLDER FEEDBACK AND CONCERNS

Under the direction of the President and Chief Executive Officer, the Company undertakes a comprehensive investor relations program. The scope of the program includes presentations to and meetings with institutional investors, discussions with individual shareholders and the maintenance of an ongoing dialogue with gold industry analysts and other stakeholders. Regular reports with respect to these matters are made to the Board by the President and Chief Executive Officer.

BOARD'S EXPECTATIONS OF MANAGEMENT

The process of setting the Board's expectations of management begins with the development of a strategic plan for the Company. Once the strategic plan has been approved by the Board, it is management's responsibility to successfully implement the plan. Management reviews periodically with the Board its progress to date on the implementation of the strategic plan. On an annual basis, management also prepares an operating and financial plan for the upcoming year against which short term performance is measured. Performance in relation to the annual plan and other short term objectives is reviewed with the Board on a regular basis.

In the Board's opinion, the current corporate governance practices of the Company are adequate and appropriate for a company at its stage of development and are consistent with both the spirit and intent of the Guidelines. The Board will continue to review, and change where necessary, its approach to corporate governance.


                  INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

TRANSACTIONS WITH LANDON T. CLAY AFFILIATES. In August 1995, the Company completed a private placement of 1,929,160 Common Shares at a price of C$1.25 ($0.92) per share, of which 272,600 shares were issued to The Landon T. Clay Charitable Lead Trust and 163,560 shares were issued to The Landon T. Clay Charitable Lead Trust II.

On March 19, 1996, the Company's subsidiary issued two debentures in the aggregate principal amount of $1,000,000 to The Landon T. Clay Charitable Lead Trust II and The Landon T. Clay Charitable Lead Trust dated 11/30/83. The debentures carried interest at a rate of 9.5% per annum and, by their terms, matured March 19, 1998. Each such debenture was convertible into Common Shares, at the option of the holder, at a conversion price of C$2.00 ($1.46) per share, subject to customary "anti-dilution" provisions set out in the debenture instruments.

On January 28, 1998, the board of directors of the Company approved a reduction of the conversion price of the debentures to C$0.68 per share, reflecting the market price of the Common Shares at such time. Following the approval of the TSE, the debentures were converted into an aggregate of 2,017,941 Common Shares (as compared to the 686,100 Common Shares that would have been issued if the debentures were exercised in full at the original exercise price).

In May 1998, the Company completed a private placement of 5,236,000 common shares at a price of C$0.68 ($0.47) per share of which 800,000 shares were issued to The Landon T. Clay Charitable Lead

Trust, 600,000 shares were issued to The Landon T. Clay Charitable Lead
Trust II, 2,000,000 shares were issued to The Monadnock Charitable Lead Annuity Trust and 800,000 shares were issued directly to Landon T. Clay.

See also "Item 3. Approval of Private Placement of Special Warrants and Issuance of Broker Warrants".

TRANSACTIONS WITH LAWSON LUNDELL LAWSON & McINTOSH. Jerrold W. Schramm, a director of the Company, is a partner of the law firm of Lawson Lundell Lawson & McIntosh, counsel to the Company. During the years ended December 31, 1998, December 31, 1997 and the seven month period ended December 31, 1996, the Company paid Lawson Lundell Lawson & McIntosh $46,649, $104,749 and $133,841 for legal services rendered on behalf of the Company and its subsidiary. No members of the firm of Lawson Lundell Lawson & McIntosh other than Mr. Schramm owned any Common Shares, or rights or options to purchase such shares, at December 31, 1998.

                            AVAILABILITY OF DOCUMENTS

The Annual Report of the Company dated December 31, 1998 accompanying this Information Circular contains, among other things, the Company's audited consolidated financial statements for the financial year ended December 31, 1998, the auditor's report on such statements and Management's Discussion and Analysis of Results of Operations. Additional copies of the Annual Report and this Proxy Statement and Information Circular, as well as the most recent interim financial statements subsequent to the Company's annual financial statements, may be obtained upon request from the Vice-President - Administration and Controller, Suite 211-A, Green Flag Building, 104 South Freya, Spokane, Washington, 99202.

The contents and sending of this Proxy Statement and Information Circular have been approved by the board of directors.

BY ORDER OF THE BOARD OF DIRECTORS,



Bernard F. Goodson
Vice-President - Administration and Controller

                          GOLDEN QUEEN MINING CO. LTD.

                                      PROXY

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF GOLDEN QUEEN MINING CO. LTD. ("THE COMPANY") FOR USE AT THE ANNUAL AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON MAY 5, 1999 AND ANY ADJOURNMENT THEREOF.

I, the undersigned, hereby appoint Steven W. Banning or failing him,       , or
instead of either of them, ____________________________________________________, as proxy nominee, with full power of substitution, to attend, vote and act on my behalf in respect of all (or ______________ ) of the common shares of the Company ("Common Shares") registered in my name or designated in a duly executed omnibus proxy, as the case may be, at the Annual and Extraordinary General Meeting (the "Meeting") of shareholders of the Company to be held on May 5, 1999 and at any adjournment of that Meeting. I direct that such Common Shares shall be voted, or withheld from voting, as specified below (and, if not so specified, to be voted for the following):



1.   TO ELECT AS DIRECTORS:                                                        For           Withhold Vote
     Steven W. Banning                                                             / /                / /
     Gordon C. Gutrath                                                             / /                / /
     Jerrold W. Schramm                                                            / /                / /
     Chester Shynkaryk                                                             / /                / /
     Edward G. Thompson                                                            / /                / /

2.   TO APPOINT BDO DUNWOODY AS AUDITORS:                                          For           Withhold Vote
                                                                                   / /                / /

3.   TO AUTHORIZE THE DIRECTORS TO FIX THE REMUNERATION OF THE AUDITORS:           For              Against
                                                                                   / /                / /

4.   TO APPROVE A PRIVATE PLACEMENT BY THE COMPANY OF AN AGGREGATE OF              For              Against
     13,250,00 SPECIAL WARRANTS, ALL AS DESCRIBED IN THE PROXY STATEMENT           / /                / /
     AND INFORMATION CIRCULAR OF THE COMPANY DATED AS OF APRIL   , 1999:

5.   TO APPROVE THE ISSUE BY THE COMPANY TO DUNDEE SECURITIES CORPORATION          For              Against
     OF "BROKER WARRANTS" TO PURCHASE UP TO 463,750 COMMON SHARES, ALL AS          / /                / /
     DESCRIBED IN THE PROXY STATEMENT AND INFORMATION CIRCULAR OF THE
     COMPANY DATED AS OF APRIL   , 1999:

6.   TO APPROVE THE COMPLETION OF CERTAIN PRIVATE PLACEMENTS OF AN                 For              Against
     AGGREGATE OF UP TO [20,000,000] COMMON SHARES BY THE COMPANY OVER THE         / /                / /
     PERIOD OF 12 MONTHS FOLLOWING THE MEETING, ALL AS DESCRIBED IN THE
     PROXY STATEMENT AND INFORMATION CIRCULAR OF THE COMPANY DATED APRIL
       , 1999:


Signed this _____ day of _________________________, 1999.

---------------------------------------------------------
(Signature of Registered Holder of Common Shares)

---------------------------------------------------------
(Print Name)

If this proxy is not dated, it is deemed to bear the date that it was mailed to the shareholder.

                               THIS IS YOUR PROXY.

              PLEASE COMPLETE AND RETURN IN THE ENVELOPE PROVIDED.

INSTRUCTIONS:

1. IF YOU ARE UNABLE TO ATTEND THE MEETING BUT WISH TO BE REPRESENTED, YOU HAVE THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER OF THE COMPANY, TO ATTEND AND VOTE ON YOUR BEHALF. IF YOU USE THIS FORM OF PROXY, BUT WISH TO APPOINT SOME PERSON OTHER THAN STEVEN W. BANNING OR
    o AS YOUR PROXY NOMINEE, YOU MUST STRIKE OUT THEIR NAMES AND INSERT
    THE NAME OF THAT OTHER PERSON IN THE BLANK SPACE PROVIDED. That person must then attend the Meeting in order to vote on your behalf.

2. You should indicate your choice on the various items listed by checking the appropriate boxes. IF NO CHOICE IS SPECIFIED, YOUR SHARES WILL BE VOTED IN FAVOUR OF: THE ELECTION OF THE NOMINEES OF MANAGEMENT AS DIRECTORS; THE APPOINTMENT OF BDO DUNWOODY AS AUDITORS; THE AUTHORIZATION OF THE DIRECTORS TO FIX THE REMUNERATION OF THE AUDITORS; THE APPROVAL OF A PRIVATE PLACEMENT OF AN AGGREGATE OF 13,250,000 SPECIAL WARRANTS; THE APPROVAL OF THE ISSUANCE OF 463,750 BROKER WARRANTS; AND THE APPROVAL OF THE COMPLETION OF CERTAIN PRIVATE PLACEMENTS OF COMMON SHARES BY THE COMPANY OVER THE PERIOD OF 12 MONTHS FOLLOWING THE MEETING, ALL AS DESCRIBED IN THE PROXY STATEMENT AND
    INFORMATION CIRCULAR OF THE COMPANY DATED AS OF APRIL   , 1999.

3. To be valid, this proxy must be dated and signed by you, as the registered holder of Common Shares, or as a person named as a proxy nominee in respect of the Meeting in an omnibus proxy containing a power of substitution pursuant to applicable securities laws, or your attorney. If the registered holder or the person named in an omnibus proxy is a corporation, this proxy must be signed by an authorized officer or attorney of the corporation.

                          GOLDEN QUEEN MINING CO. LTD.

                                 (the "Company")



TO REGISTERED AND NON-REGISTERED SHAREHOLDERS:



National Policy Statement No. 41 - Shareholder Communication, provides shareholders with the opportunity to elect annually to have their names added to a supplemental mailing list in order to receive quarterly financial statements of the Company. If you wish to receive such statements, please complete and return this form to:

                        MONTREAL TRUST COMPANY OF CANADA
                          4TH FLOOR, 510 BURRARD STREET
                           VANCOUVER, BRITISH COLUMBIA
                                     V6C 3B9

The undersigned hereby certifies that he/she/it is a beneficial owner of shares in the Company and hereby requests that the Company add his/her/its name to the supplemental mailing list.



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NAME (PLEASE PRINT)

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NUMBER         STREET

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CITY                            PROVINCE                    POSTAL CODE


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SIGNATURE

DATED THIS ________________ DAY OF ________________, 1999.